QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

AMENDMENT NO. 3 AND WAIVER TO THIRD AMENDED AND
RESTATED CREDIT AND GUARANTY AGREEMENT

        AMENDMENT NO. 3 AND WAIVER, dated as of May 20, 2005 (this "Amendment"), to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005 (as in effect immediately prior to the effectiveness of this Amendment, the "DIP Credit Agreement"), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP NORTH AMERICA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

        WHEREAS, the parties hereto desire to waive and amend certain provisions of the DIP Credit Agreement as set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1.    Definitions; References.    Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

        Section 2.    Amendments to Certain Definitions.

        (a)   The definition of "Borrower Group" contained in Section 1.01 of the DIP Credit Agreement is hereby amended by adding the following language to the end of such definition:

          "and, from and after the date that the Forfeited Entities become Loan Parties as contemplated by Section 13 of Amendment No. 3, all such Forfeited Entities that are identified in Schedule I to Amendment No. 3 as belonging to such Borrower Group."

        (b)   The definition of "Change of Control" contained in Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the parenthetical phrase "(it being understood that the formation of the Official Equity Committee comprised of shareholders of the Parent and the activities of such committee acting in its official capacity and pursuant to Section 1103 of the Bankruptcy Code shall not be deemed to constitute a "Change of Control" pursuant to this clause (i))," and replacing such deleted parenthetical phrase with the following:

          "(it being understood that neither (A) the formation of the Official Equity Committee comprised of shareholders of the Parent and the activities of such committee acting in its official capacity and pursuant to Section 1103 of the Bankruptcy Code nor (B) the acquisition by any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, and the regulations promulgated thereunder) of more than 35% of the outstanding shares of Voting Stock of the Parent solely by virtue of the forfeiture, cancellation and retirement of the Forfeited Securities (as defined in the Adelphia-Rigas Settlement Agreement) in accordance with the terms of the Adelphia-Rigas Settlement, shall be deemed to constitute a "Change of Control" pursuant to this clause (i)),"

        (c)   The definition of "Orders" contained in Section 1.01 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Orders" shall mean, collectively, the Interim Order, the Final Order, the Extension Order and the Forfeited Entity Orders."

        (d)   The definition of "Petition Date" contained in Section 1.01 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Petition Date" shall mean (a) with respect to each Loan Party other than a Forfeited Entity, June 25, 2002, and (b) with respect to each Forfeited Entity, the date on which such Forfeited Entity files a voluntary petition with the Bankruptcy Court initiating a case under chapter 11 of the Bankruptcy Code."

        Section 3.    New Definitions.    Section 1.01 of the DIP Credit Agreement is hereby amended by inserting the following definitions in alphabetical order in said Section 1.01:

          ""Adelphia-Rigas Settlement Agreement" shall mean that certain Adelphia-Rigas Settlement Agreement, entered into as of April 25, 2005, by and among the Parent (on behalf of itself and its subsidiaries), the Rigas Family (as such term is therein defined) and Peter L. Venetis."

          ""Amendment No. 3" shall mean Amendment No. 3 and Waiver to this Agreement."

          ""Forfeited Entity" shall mean, as applicable, (a) any Forfeited Managed Entity (as defined in the Adelphia-Rigas Settlement Agreement) that has become a Loan Party in accordance with the terms of Amendment No. 3, (b) any Other Forfeited Entity (as defined in the Adelphia-Rigas Settlement Agreement) that has become a Loan Party in accordance with the terms of Amendment No. 3, and (c) any newly formed entity that is wholly-owned by the Loan Parties that was formed for the purpose of holding any of the Forfeited Assets (as defined in the Adelphia-Rigas Settlement Agreement) and that has become a Loan Party in accordance with the terms of Amendment No. 3, and all such entities are collectively referred to herein as the "Forfeited Entities."

          ""Forfeited Entity Orders" shall mean, collectively, (a) the order of the Bankruptcy Court authorizing and approving the execution, delivery and performance by the Loan Parties of (i) the Adelphia-Rigas Settlement Agreement and (ii) the Non-Prosecution Agreement, (b) the order of the Bankruptcy Court pursuant to which all of the orders entered by the Bankruptcy Court in the Cases prior to the date of the filing by a Forfeited Entity of a voluntary petition with the Bankruptcy Court initiating a case under chapter 11 of the Bankruptcy Code shall become applicable to such Forfeited Entity, including, without limitation, the Interim Order, the Final Order and the Extension Order, and (c) any and all other orders of the Bankruptcy Court relating to or otherwise necessary to effectuate the foregoing."

          ""Non-Prosecution Agreement" shall mean that certain letter agreement, dated April 25, 2005, from the U.S. Department of Justice to legal counsel to the Loan Parties."

          ""Tele-Media Settlement Agreement" shall mean that certain Settlement Agreement, dated as of April 2005, by and among the Parent, Tele-Media Corporation of Delaware and the other parties named therein."

        Section 4.    Amendments to Certain Representations and Warranties.

        (a)   Section 2.24(a) of the DIP Credit Agreement is hereby amended by deleting the introductory language contained in said Section 2.24(a) in its entirety and replacing such deleted language with the following:

          "Each Loan Party hereby covenants, represents and warrants that, upon entry of the Final Order and the Extension Order (and, in the case of any Forfeited Entity, the Forfeited Entity Orders) and the execution of this Agreement and the Amended and Restated Security and Pledge Agreement (or, in each case, a counterpart thereto), the Secured Obligations of such Loan Party under the Loan Documents shall at all times be:"

        (b)   Clauses (iii) and (iv) of Section 3.01 of the DIP Credit Agreement are each hereby amended by adding the parenthetical phrase "(and, in the case of any Forfeited Entity, the Forfeited Entity Orders)" immediately following the phrase "Extension Order" in said clauses (iii) and (iv) of Section 3.01.

        (c)   Section 3.02 of the DIP Credit is hereby amended by adding the parenthetical phrase "(and, in the case of any Forfeited Entity, the Forfeited Entity Orders)" immediately following the phrase "Extension Order" in the (i) second line thereof and (ii) final two sentences thereof.

        (d)   Section 3.04(a) of the DIP Credit Agreement is hereby amended by adding the parenthetical phrase "(other than the Forfeited Entities)" immediately following the word "subsidiaries" in the third line of said Section 3.04(a).

        (e)   Section 3.05(a) of the DIP Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

          "Notwithstanding the foregoing, the Loan Parties shall not be deemed to have breached the foregoing representation and warranty to the extent (and only to the extent) that such corporate organization chart is not true and correct in all material respects as a result of the consummation of the transactions contemplated by (i) the Tele-Media Settlement Agreement, or (ii) the Adelphia-Rigas Settlement Agreement."

        (f)    Section 3.05(b) of the DIP Credit Agreement is hereby amended by adding the parenthetical phrase "(other than any Person that is not a direct or indirect Subsidiary of the Parent)" immediately following the word "Person" in said Section 3.05(b).

        (g)   Section 3.09 of the DIP Credit Agreement is hereby amended by adding the following sentence to the end of said Section 3.09:

          "On or prior to any Credit Event occurring after the date that any Forfeited Entity has become a Loan Party, the Interim Order or the Final Order, as the case may be, and the Extension Order (and, in the case of any Forfeited Entity, the Forfeited Entity Orders) will have been entered and as of the date of such Credit Event, the Interim Order or the Final Order, as the case may be, and the Extension Order (and, in the case of any Forfeited Entity, the Forfeited Entity Orders) will not have been amended, stayed, vacated or rescinded."

        (h)   Section 3.12 of the DIP Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing such deleted sentence with the following:

          "The representations and warranties set forth in this Section 3.12 shall not be made (or deemed made) by any Forfeited Entity on any date prior to the date on which the Loan Parties have delivered to the Collateral Agent an updated Intellectual Property Schedule, which updated Intellectual Property Schedule shall (a) include any relevant information relating to the Loan Parties (including the Forfeited Entities) as of March 31, 2005, (b) be delivered to the Collateral Agent on or promptly following the date that the Forfeited Entities become Loan Parties hereunder, (c) replace the existing Intellectual Property Schedule in its entirety an (d) be reasonably satisfactory to the Collateral Agent."

        (g)   Section 3.13 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Section 3.13. Franchise Agreements. Schedule 3.13 sets forth, with respect to each Loan Party (other than the Forfeited Entities) (i) the franchise agreements to which such Loan Party is a party as of the date of this Agreement and (ii) the locations and minimum number of subscribers in each region in which the related Borrower Group of such Loan Party operates, in each case as of the date of this Agreement. On or promptly following the date on which the Forfeited Entities become Loan Parties as contemplated by Section 13 of Amendment No. 3, the Loan Parties shall deliver to the Co-Lead Arrangers a schedule (which schedule shall replace Schedule 3.13 in its entirety and shall be reasonably satisfactory to the Co-Lead Arrangers) setting forth (i) the franchise agreements to which each Loan Party (including each Forfeited Entity) is a party as of March 31, 2005 and (ii) the locations and minimum number of subscribers in each region in which the related Borrower Group of such Loan Party operates, in each case as of March 31, 2005."

        Section 5.    Extended Time Period for Delivery of Certain Financial Statements.    Section 5.01(a) of the DIP Credit Agreement is hereby amended to replace the parenthetical phrase "(but, in the case of the 2004 fiscal year, (1) with respect to the financial statements required to be delivered pursuant to clause (x) immediately below, no later than June 30, 2005, and (2) with respect to the financial statements required to be delivered pursuant to clause (y) immediately below, no later than July 31, 2005)," contained in the second, third and fourth lines of said Section 5.01(a) with the following parenthetical phrase:

          "(but, in the case of the 2004 fiscal year, (1) with respect to the financial statements required to be delivered pursuant to clause (x) immediately below, no later than August 31, 2005, and (2) with respect to the financial statements required to be delivered pursuant to clause (y) immediately below, no later than September 30, 2005),".

        Section 6.    Amendment to Section 6.01 of DIP Credit Agreement.

        (a)   Section 6.01(b) of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(b)(i) with respect to any Loan Party other than a Forfeited Entity, Liens (other than Liens described in clause (a)) existing on the Petition Date and set forth on Schedule 6.01 and (ii) with respect to any Forfeited Entity, Liens (other than Liens described in clause (a)) existing on the Petition Date,".

        (b)   Section 6.01 of the DIP Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (f) thereof and replacing it with a comma and (ii) adding a comma and the following new clause (h) at the end of clause (g) thereof:

          "(h) the Replacement Liens and the Co-Borrowing Liens (as each such capitalized term is defined in the Forfeited Entity Orders) granted pursuant to, and in accordance with the terms and conditions set forth in, the Forfeited Entity Orders or any other documents or instruments executed solely for purposes of implementing the terms and conditions set forth in the Forfeited Entity Orders, which other documents or instruments must be reasonably satisfactory to the Co-Lead Arrangers."

        Section 7.    Amendment to Section 6.03 of DIP Credit Agreement.    Section 6.03 of the DIP Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (f) thereof and (ii) adding a comma and the following new clause (h) at the end of clause (g) thereof:

          "(h) any Indebtedness contracted, created, incurred, assumed or suffered to exist by any Loan Party (including any Forfeited Entity) in connection with any Pre-Petition Facility pursuant to the terms of any Forfeited Entity Order or any other document or instrument executed solely for purposes of implementing the terms and conditions set forth in any such Forfeited Entity Order, which other documents or instruments must be reasonably satisfactory to the Co-Lead Arrangers."

        Section 8.    Amendment to Section 6.06 of DIP Credit Agreement.    Section 6.06 of the DIP Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (ii) thereof and replacing it with a comma and (b) adding a comma and the following new clause (iv) at the end of clause (iii) thereof:

          "(iv) any guaranty, indemnification or similar obligation assumed or provided by any Loan Party (including any Forfeited Entity) pursuant to the terms of the Adelphia-Rigas Settlement Agreement, any Forfeited Entity Order or any other document or instrument executed solely for purposes of implementing the terms and conditions set forth in any such Forfeited Entity Order, which other documents or instruments must be reasonably satisfactory to the Co-Lead Arrangers."

        Section 9.    Amendment to Section 6.10 of DIP Credit Agreement.

        (a)   Section 6.10(a) of the DIP Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing such deleted clause with the following:

          "(i) ownership by each Loan Party of (A) the Equity Interests of each of its Subsidiaries referred to in Section 3.05, (B) any Equity Interests acquired by any Loan Party pursuant to the terms of the Tele-Media Settlement Agreement or (C) any Equity Interests acquired by any Loan Party pursuant to the terms of, or in connection with the consummation of the transactions contemplated by, the Adelphia-Rigas Settlement Agreement or the Non-Prosecution Agreement,"

        (b)   Section 6.10(a) of the DIP Credit Agreement is hereby further amended by adding the following language to the end of clause (vii) thereof:

          "or in accordance with the terms of the Adelphia-Rigas Settlement Agreement or the Non-Prosecution Agreement,"

        Section 10.    Amendment to Section 6.11 of DIP Credit Agreement.    Section 6.11 of the DIP Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

          "Notwithstanding the foregoing, the DIP Lenders hereby acknowledge and agree that the fair market value of any assets or other property sold, transferred or otherwise disposed of by any Loan Party in accordance with the terms of the Adelphia-Rigas Settlement Agreement shall not count against or otherwise reduce the aggregate dollar amount of asset sales or other dispositions that the Loan Parties are permitted to consummate under Section 6.11(iv) of the DIP Credit Agreement without obtaining the prior written consent of the Required DIP Lenders."

        Section 11.    Waiver of Certain Events of Default.    Each DIP Lender hereby waives any Default or Event of Default arising under Section 7.01(l) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of any Pre-Petition Payment made by any Loan Party (including, if applicable, any Forfeited Entity) pursuant to the terms of (a) Paragraph 9 of that certain Adelphia-Rigas Settlement Agreement, entered into as of April 25, 2005, by and among the Parent (on behalf of itself and its subsidiaries), the Rigas Family (as such term is therein defined) and Peter L. Venetis (the "Adelphia-Rigas Settlement Agreement") or (b) Section 2.1 of that certain Settlement Agreement, dated as of April 2005, among the Parent, Tele-Media Corporation of Delaware and the other parties named therein (the "Tele-Media Settlement Agreement"), it being understood and agreed that (i) the aggregate Pre-Petition Payment to be made by the Loan Parties pursuant to the terms of (A) Paragraph 9 of the Adelphia-Rigas Settlement Agreement shall not exceed $11,500,000, and (B) Section 2.1 of the Tele-Media Settlement Agreement shall not exceed $21,650,000, and (ii) the effectiveness of the waiver with respect to the Pre-Petition Payment to be made by the Loan Parties pursuant to the terms of Paragraph 9 of the Adelphia-Rigas Settlement Agreement shall be conditioned upon the receipt by the Loan Parties of an order of the Bankruptcy Court that is reasonably satisfactory to the Co-Lead Arrangers approving the terms of the Adelphia-Rigas Settlement Agreement, including without limitation, the Pre-Petition Payment to be made pursuant to the terms of Paragraph 9 thereof, it being expressly understood and agreed that to the extent the Bankruptcy Court does not issue an order approving the terms of the Adelphia-Rigas Settlement Agreement, the waiver set forth in this Section 11 with respect to the Pre-Petition Payment to be made pursuant to the terms of Paragraph 9 of the Adelphia-Rigas Settlement Agreement (and only the waiver with respect to such Pre-Petition Payment) shall be null and void and of no further force or effect. Without limiting the foregoing, the DIP Lenders hereby acknowledge and agree that (1) the Pre-Petition Payments to be made by the Loan Parties pursuant to the terms of this Section 11 shall not count against or otherwise reduce the aggregate dollar amount of Pre-Petition Payments that the Loan Parties are permitted to make under Section 7.01(l)(x) of the DIP Credit Agreement without obtaining the prior written consent of the Required DIP Lenders and (2) prior to the execution and delivery of this Amendment, complete and accurate copies of the Adelphia-Rigas Settlement Agreement and the Tele-Media Settlement Agreement, together with all schedules or exhibits thereto, have been provided to the DIP Lenders.

        Section 12.    Amendments to Certain Provisions of Amended and Restated Security and Pledge Agreement.

        (a)   Notwithstanding anything to the contrary contained in the Amended and Restated Security and Pledge Agreement, the term "Orders" as used therein shall for all purposes thereof have the meaning set forth in the DIP Credit Agreement.

        (b)   Section 3(a) of the Amended and Restated Security and Pledge Agreement is hereby amended by adding the following language to the end of said Section 3(a):

          "or, in the case of a Forfeited Entity, the jurisdiction of its organization identified on Schedule I to Amendment No. 3."

        (c)   Section 3(c) of the Amended and Restated Security and Pledge Agreement is hereby amended by deleting the first sentence of said Section 3(c) in its entirety and replacing such deleted sentence with the following:

          "All Pledged Equity Interests owned by such Loan Party are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any Liens permitted by clauses (a), (b), (c), (f) or (h) of Section 6.01 of the Amended and Restated DIP Credit Agreement, it being understood that the Transaction Liens on all Pledged Equity Interests shall have the rank and status specified in Section 2.24(a) of the Amended and Restated DIP Credit Agreement."

        (d)   Section 3(c) of the Amended and Restated Security and Pledge Agreement is hereby further amended by deleting the clause "Except for any such agreements existing as of the date hereof," contained in the fourth sentence of said Section 3(c) and replacing such deleted clause with the following:

          "Except for any such agreements existing as of the date hereof and except as contemplated by the Forfeited Entity Orders,"

        (e)   Section 3(d) of the Amended and Restated Security and Pledge Agreement is hereby amended and restated in its entirety to read as follows:

          "(d) Such Loan Party is the legal and beneficial owner of all of its Collateral (subject to exceptions that are, in the aggregate, not material to the value of the Collateral securing such Loan Party's obligations, taken as a whole), free and clear of any Lien other than any Liens expressly permitted by Section 6.01 of the Amended and Restated DIP Credit Agreement."

        (f)    Section 3(f) of the Amended and Restated Security and Pledge Agreement is hereby amended and restated in its entirety to read as follows:

          "(f) The Transaction Liens on all Collateral owned by such Loan Party (i) following execution of this Agreement and the entry of the Interim Order (or the Final Order, when applicable) and the Extension Order (and, in the case of any Forfeited Entity, the Forfeited Entity Orders) have been validly created, (ii) attach to each item of such Collateral on the first date on which both this Agreement has been executed by such Loan Party and the Interim Order (or the Final Order, when applicable) and the Extension Order (and, in the case of any Forfeited Entity, the Forfeited Entity Orders) has been entered (or, if such Loan Party first obtains rights thereto on a later date, on such later date), (iii) when so attached, will secure the Secured Obligations of such Loan Party, and (iv) will upon the entry of the Interim Order (or the Final Order, when applicable) and the Extension Order (and, in the case of any Forfeited Entity, the Forfeited Entity Orders), have the priority described in Section 2.24(a) of the Amended and Restated DIP Credit Agreement."

        (g)   Section 3(h) of the Amended and Restated Security and Pledge Agreement is hereby amended by deleting clause (i) thereof and replacing such deleted clause (i) with the following:

          "(i) the entry of the Interim Order (or the Final Order, when applicable) and the Extension Order (and, in the case of any Forfeited Entity, the Forfeited Entity Orders),"

        (h)   Section 11(b) of the Amended and Restated Security and Pledge Agreement is hereby amended by deleting clause (i) thereof and replacing such deleted clause (i) with the following:

          "(i) the Transaction Lien on such Pledged Security will be perfected, subject to no prior Liens or rights of others, other than any Liens expressly permitted by clauses (a), (b), (c), (f) or (h) of Section 6.01 of the Amended and Restated DIP Credit Agreement, it being understood that the Transaction Liens on such Pledged Security shall have the rank and status specified in Section 2.24(a) of the Amended and Restated DIP Credit Agreement,"

        Section 13.    Transfer of Assets in Connection with Government Settlement.

        (a)   The DIP Lenders hereby acknowledge and agree that (i) they have been provided with copies of (x) the Adelphia-Rigas Settlement Agreement (as defined in Section 11 above), (y) that certain letter agreement, dated April 25, 2005, from the U.S. Department of Justice to legal counsel to the Loan Parties (the "Non-Prosecution Agreement") and (z) that certain Government-Rigas Settlement Agreement, entered into as of April 24, 2005, by and among the United States Attorney's Office for the Southern District of New York (the "Government") and the Rigas Family (as such term is therein defined) (the "Government-Rigas Settlement Agreement" and, together with the Adelphia-Rigas Settlement Agreement and the Non-Prosecution Agreement, the "Government Settlement Agreements"), and (ii) subject to the terms and conditions set forth in the Government Settlement Agreements, among other things, following the Forfeiture Date, the Rigas Family shall forfeit the Forfeited Assets (which shall include, without limitation, the cable systems owned by the entities listed on Exhibit C to the Adelphia-Rigas Settlement Agreement) to the Government and, upon receipt thereof, and subject to the terms and conditions set forth in the Government Settlement Agreements, the Government shall thereafter transfer the Forfeited Assets (which shall include, without limitation, the cable systems owned by the entities listed on Exhibit C to the Adelphia-Rigas Settlement

Agreement) to certain Loan Parties on the terms set forth therein and on the other terms and conditions set forth in this Section 13, it being understood and agreed that, subject to the terms and conditions set forth in this Section 13, such Forfeited Assets may be transferred to the Loan Parties (1) in the form of an asset transfer to one or more newly formed legal entities (each, a "Newco") that are wholly-owned by one or more Loan Parties, (2) through the transfer of the Equity Interests in the Forfeited Managed Entities to one or more Loan Parties, (3) through the transfer of the Equity Interests in the Other Forfeited Entities to one or more Loan Parties, (4) through any combination of the foregoing or (5) by any other means that Adelphia and the Government may mutually agree. Except as otherwise expressly set forth in this Section 13, capitalized terms that are used in this Section 13 and not otherwise defined in this Section 13 shall have the meanings set forth in the Adelphia-Rigas Settlement Agreement.

          (b)   In the event that the Forfeited Assets (other than Equity Interests in the Forfeited Managed Entities or the Other Forfeited Entities, which are provided for in Section 13(c) below) are transferred to the Loan Parties through an asset transfer to a Newco as contemplated by Section 13(a) above, then the Parent shall (i) promptly following the effective date of any such transfer, cause each such Newco to file a voluntary petition with the Bankruptcy Court initiating a case under chapter 11 of the Bankruptcy Code (which case shall be jointly administered with the Cases), it being understood and agreed that, on or prior to the date of the filing of any such voluntary petition, the Parent shall make or shall have made a motion to the Court seeking to have all of the orders entered by the Court in the Cases prior to the date of the filing of any such voluntary petition become applicable to such Newco, including, without limitation, the Interim Order, the Final Order and the Extension Order, (ii) within ten (10) days of the filing by such Newco of such voluntary petition, and in accordance with the terms of Section 5.11 of the DIP Credit Agreement, cause such Newco to become a party to the DIP Credit Agreement and the Amended and Restated Security and Pledge Agreement by executing a counterpart to each such Loan Document, whereupon (x) subject to the terms of the immediately following clause (y), such Newco shall become a "Loan Party" under the terms of the DIP Credit Agreement and the other Loan Documents and shall have all of the rights and be subject to all of the obligations of a Loan Party thereunder (except as otherwise provided in this Amendment) and (y) such Newco shall (1) in the case of a Newco that receives the assets of a Forfeited Managed Entity or any real property assets that are used in the operation of the business of a Forfeited Managed Entity, become a member of the Borrower Group that corresponds to the Co-Borrowing Facility to which the applicable Forfeited Managed Entity was an obligor, all as more fully set forth on Schedule I to this Amendment, and (2) in the case of a Newco that receives the assets of an Other Forfeited Entity (other than the Equity Interests of a Forfeited Managed Entity, which are provided for in Section 13(c) below) or any real property assets that are not used in the operation of the business of a Forfeited Managed Entity, become a member of the Seven A Borrower Group and (iii) cause the Equity Interests in each such Newco to be held only by one or more Loan Parties in the Borrower Group to which such Newco becomes a member pursuant to clause (ii)(y) immediately above; provided, however, that in the case of a Newco of the type referred to in clause (ii)(y)(1), at the option of the Parent, and notwithstanding anything contained herein to the contrary, the Equity Interests in any such Newco may be held by any Holding Company Guarantor or any Loan Party in the Seven A Borrower Group.

          (c)   In the event that the Forfeited Assets are transferred to the Loan Parties through the transfer of the Equity Interests in the Forfeited Managed Entities and\or the Other Forfeited Entities, as applicable, then the Parent shall (i) promptly following the effective date of any such transfer, cause each Forfeited Managed Entity or Other Forfeited Entity whose Equity Interests are so transferred (including any Forfeited Managed Entity whose Equity Interests are held by an Other Forfeited Entity whose Equity Interests are so transferred), as applicable, to file a voluntary petition with the Bankruptcy Court initiating a case under chapter 11 of the Bankruptcy Code (which case shall be jointly administered with the Cases), it being understood and agreed that, on or prior to the date of the filing of any such voluntary petition, the Parent shall make or shall have made a motion to the Court seeking to have all of the orders entered by the Court in the Cases prior to the date of the filing of any such voluntary petition become applicable to each such Forfeited Managed Entity and\or Other Forfeited Entity, including, without limitation, the Interim Order, the Final Order and the Extension Order, (ii) within ten (10) days of the filing by such Forfeited Managed Entity and\or Other Forfeited Entity, as applicable, of such voluntary petition, and in accordance with the terms of Section 5.11 of the DIP Credit Agreement, cause such Forfeited Managed Entity and\or Other Forfeited Entity, as applicable, to become a party to the DIP Credit Agreement and the Amended and Restated Security and Pledge Agreement by executing a counterpart to each such Loan Document, whereupon (x) subject to the terms of the immediately following clause (y), such Forfeited Managed Entity and\or Other Forfeited Entity, as applicable, shall become a "Loan Party" under the terms of the DIP Credit Agreement and the other Loan Documents and shall have all the rights and be subject to all of the obligations of a Loan Party thereunder (except as otherwise provided in this Amendment) and (y) (1) with respect to any such Forfeited Managed Entity, such Forfeited Managed Entity shall become a member of the Borrower Group that corresponds to the Co-Borrowing Facility to which such Forfeited Managed Entity was an obligor, all as more fully set forth on Schedule I to this Amendment, (2) with respect to any such Other Forfeited Entity that holds the Equity Interests of a Forfeited Managed Entity or any real property assets that are used in the operation of the business of a Forfeited Managed Entity, such Other Forfeited Entity shall become a member of the Borrower Group that corresponds to the Co-Borrowing Facility to which the Forfeited Managed Entity whose Equity Interests are held by such Other Forfeited Entity was an obligor, all as more fully set forth on Schedule I to this Amendment, and (3) with respect to any such Other Forfeited Entity that does not hold the Equity Interests of a Forfeited Managed Entity or any real property assets that are used in the operation of the business of a Forfeited Managed Entity, such Other Forfeited Entity shall become a member of the Seven A Borrower Group, and (iii) cause the Equity Interests in each such Forfeited Managed Entity and\or Other Forfeited Entity, as applicable, to be held by (A) one or more Loan Parties in the Borrower Group to which such Forfeited Managed Entity or Other Forfeited Entity, as applicable, becomes a member pursuant to clause (ii)(y) immediately above, (B) any Holding Company Guarantor or (C) any Loan Party in the Seven A Borrower Group.

          (e)   Notwithstanding anything contained herein to the contrary, the DIP Lenders hereby acknowledge and agree that upon receipt by the Loan Parties of any Forfeited Securities, all such Forfeited Securities shall be cancelled or retired, as applicable, and therefore all such Forfeited Securities shall no longer be outstanding and, as a result of the foregoing, none of such Forfeited Securities shall be pledged as Collateral under the DIP Credit Agreement, the Amended and Restated Security and Pledge Agreement or any other Loan Document.

          (f)    The parties hereto hereby acknowledge and agree that in the event that any structure (other than the structures expressly contemplated by Sections 13(b), 13(c) and 13(d) immediately above) or any variation thereof is utilized in connection with the acquisition by the Loan Parties of the Forfeited Managed Entities, the Other Forfeited Entities, their respective assets and\or Equity Interests, as the case may be, the parties hereto shall work in good faith to enter into such agreements, instruments or other documents as may be necessary to fulfill the essential intent and principles of the parties hereto that is expressed in this Section 13.

        Section 14.    GOVERNING LAW.    THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

        Section 15.    Counterparts; Effectiveness.    This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the immediately following proviso, this Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders; provided, however, that the waivers and amendments set forth in Sections 2, 3 (to the extent relating to the Government Settlement Agreements or any of them), 4 (to the extent relating to the Government Settlement Agreements or any of them), 6, 7, 8, 9 (to the extent relating to the Government Settlement Agreements or any of them), 10 and 12 shall not become effective unless and until the Bankruptcy Court shall have entered an order authorizing and approving the Government Settlement Agreements and the consummation of the transactions contemplated thereby by the Loan Parties, which order shall be reasonably satisfactory to the Co-Lead Arrangers. Subject to the foregoing, this Amendment shall be deemed effective in the case of any party as to which an executed counterpart shall not have been received, if the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender
By:	/s/ WILLIAM A. AUSTIN Name: William A. Austin Title: Vice President
CITICORP NORTH AMERICA, INC.
By:	/s/ MICHAEL SCHADT Name: Michael Schadt Title: Authorized Signer
WACHOVIA BANK, N.A.
By:	/s/ HELEN F. WESSLING Name: Helen F. Wessling Title: Managing Director
THE BANK OF NOVA SCOTIA
By:	/s/ STEPHEN C. LEVI Name: Stephen C. Levi Title: Director
BANK OF AMERICA, N.A.
By:	/s/ WILLIAM E. LIVINGSTONE, IV Name: William E. Livingstone, IV Title: Senior Vice President
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ CHRISTOPHER COX Name: Christopher Cox Title: Duly Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (Formerly known as Credit First Boston, acting through its Cayman Islands Branch)
By:	/s/ DIDIER SIFFER Name: Didier Siffer Title: Director
By:	/s/ MEGAN KANE Name: Megan Kane Title: Vice President
DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ ANCA TRIFAN Name: Anca Trifan Title: Director
By:	/s/ PAUL O'LEARY Name: Paul O'Leary Title: Vice President
THE FOOTHILL GROUP, INC.
By:	/s/ SEAN DIXON Name: Sean Dixon Title: Vice President
CALYON NEW YORK BRANCH
By:	/s/ ANNE SHEAN Name: Anne Shean Title: Director
By:	/s/ JOHN MCCLOSKEY Name: John McCloskey Title: Director
BANK OF MONTREAL
By:	Name: Title:

BAYERISCHE HYPO- und VEREINSBANK AG, NEW YORK BRANCH
By:	/s/ MIRIAM TRAUTMANN Name: Miriam Trautmann Title: Associate Director
By:	/s/ MICHAEL NOVELLINO Name: Michael Novellino Title: Director
CIT LENDING SERVICES CORPORATION
By:	Name: Title:
NAME OF LENDER: FOOT HILL INCOME TRUST, L.P.
By:	FIT GP, LLC, its Gen. Partner
By:	/s/ SEAN DIXON Name: Sean Dixon Title: Managing Member
NAME OF LENDER: LCM II LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC, as Collateral Manager
By:	/s/ ALEXANDER B. KENNA Name: Alexander B. Kenna Title: Portfolio Manager
NAME OF LENDER: LCM III, LTD.
By:	Lyon Capital Management LLC, as Collateral Manager
By:	/s/ ALEXANDER B. KENNA Name: Alexander B. Kenna Title: Portfolio Manager

NAME OF LENDER: LCM IV, LTD.
By:	Lyon Capital Management LLC, as Attorney-in-Fact
By:	/s/ ALEXANDER B. KENNA Name: Alexander B. Kenna Title: Portfolio Manager
NAME OF LENDER: CELERITY CLO LIMITED
By:	TCW Advisors, Inc., as Agent
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
By:	/s/ G. WAYNE HOSANG Name: G. Wayne Hosang Title: Vice President
NAME OF LENDER: FIRST 2004-I CLO, LTD
By:	TCW Advisors, Inc., its Collateral Manager
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
By:	/s/ G. WAYNE HOSANG Name: G. Wayne Hosang Title: Vice President
NAME OF LENDER: FIRST 2004-II CLO, LTD
By:	TCW Advisors, Inc., its Collateral Manager
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
By:	/s/ G. WAYNE HOSANG Name: G. Wayne Hosang Title: Vice President

NAME OF LENDER: JEFFERSON—PILOT INSURANCE COMPANY
By:	TCW Advisors, Inc., as its Investment Advisor
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
By:	/s/ G. WAYNE HOSANG Name: G. Wayne Hosang Title: Vice President
NAME OF LENDER: LOAN FUNDING I LLC, a wholly-owned subsidiary of Citibank, N.A.
By:	TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
By:	/s/ G. WAYNE HOSANG Name: G. Wayne Hosang Title: Vice President
NAME OF LENDER: TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., its Collateral Manager
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
By:	/s/ G. WAYNE HOSANG Name: G. Wayne Hosang Title: Vice President

NAME OF LENDER: TCW SENIOR SECURED LOAN FUND
By:	TCW Advisors, Inc., as its Investment Advisor
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
By:	/s/ G. WAYNE HOSANG Name: G. Wayne Hosang Title: Vice President
NAME OF LENDER: VELOCITY CLO, LTD
By:	TCW Advisors, Inc., its Collateral Manager
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
By:	/s/ G. WAYNE HOSANG Name: G. Wayne Hosang Title: Vice President
NAME OF LENDER: C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager
By:	/s/ STEPHEN SUO Name: Stephen Suo Title: Vice President
NAME OF LENDER: FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND
By:	/s/ JOHN H. COSTELLO Name: John H. Costello Title: Assistant Treasurer

NAME OF LENDER: FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO
By:	/s/ JOHN H. COSTELLO Name: John H. Costello Title: Assistant Treasurer
NAME OF LENDER: COOKSMILL
By:	/s/ JOHN R.M. CAMPBELL Name: John R.M. Campbell Title: Authorized Signatory
NAME OF LENDER: DIAMOND SPRINGS TRADING LLC
By:	/s/ MEREDITH J. KOSLICK Name: Meredith J. Koslick Title: Assistant Vice President
NAME OF LENDER: LONG LANE MASTER TRUST IV
By:	/s/ MEREDITH J. KOSLICK Name: Meredith J. Koslick Title: Authorized Agent
NAME OF LENDER: CLASSIC CAYMAN B.D. LIMITED
By:	/s/ JANET WOLF Name: Janet Wolf Title: Authorized Signatory
By:	/s/ JOHN FITZGERALD Name: John Fitzgerald Title: Authorized Signatory

NAME OF LENDER: CANADIAN IMPERIAL BANK OF COMMERCE
By:	/s/ JOHN O'DOWD Name: John O'Dowd Title: Authorized Signatory
By:	/s/ HILENA GEIGIC Name: Hilena Geigic Title: Authorized Signatory
NAME OF LENDER: SENIOR DEBT PORTFOLIO
By:	Boston Management and Research, its Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

NAME OF LENDER: EATON VANCE CDO III, LTD.
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: CONSTANTINUS EATON VANCE CDO V, LTD.
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: EATON VANCE CDO VI LTD.
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: GRAYSON & CO.
By:	Boston Management and Research, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: EATON VANCE VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

NAME OF LENDER: EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: TOLLI & CO.
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: EATON VANCE FLOATING-RATE INCOME TRUST
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
NAME OF LENDER: EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By:	Eaton Vance Management, as Investment Advisor
	By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

LOAN PARTIES:
ACC CABLE COMMUNICATIONS FL-VA, LLC
By:	ACC Cable Holdings VA, Inc., its sole member
ACC CABLE HOLDINGS VA, INC.
ACC HOLDINGS II, LLC
By:	ACC Operations, Inc., its sole member
ACC INVESTMENT HOLDINGS, INC.
ACC OPERATIONS, INC.
ACC TELECOMMUNICATIONS HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
ACC-AMN HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA ACQUISITION SUBSIDIARY, INC.
ADELPHIA ARIZONA, INC.
ADELPHIA BLAIRSVILLE, LLC
By:	Century Communications Corp., its sole member
ADELPHIA CABLE PARTNERS, L.P.
By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.
By:	Chelsea Communications, Inc., its general partner
ADELPHIA CABLEVISION CORP.
ADELPHIA CABLEVISION OF BOCA RATON, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA CABLEVISION OF FONTANA LLC
By:	Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By:	Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF NEW YORK, INC.
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By:	Mickelson Media, Inc., its sole member
ADELPHIA CABLEVISION OF SAN BERNADINO, LLC
By:	Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SANTA ANA, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By:	Manchester Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By:	Century New Mexico Cable Television Corp., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By:	Huntington CATV, Inc., its sole member
ADELPHIA CALIFORNIA CABLEVISION, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC
By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner
ADELPHIA CLEVELAND, LLC
By:	Adelphia of the Midwest, Inc., its sole member
ADELPHIA COMMUNICATIONS CORPORATION
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.
ADELPHIA COMPANY OF WESTERN CONNECTICUT
ADELPHIA GENERAL HOLDINGS III, INC.
ADELPHIA GS CABLE, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA GP HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA HOLDINGS 2001, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner
ADELPHIA INTERNATIONAL II, LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
ADELPHIA INTERNATIONAL III LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
ADELPHIA OF THE MIDWEST, INC.
ADELPHIA MOBILE PHONES
ADELPHIA PINELLAS COUNTY, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA PRESTIGE CABLEVISION, LLC
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
ADELPHIA TELECOMMUNICATIONS, INC.
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.
ADELPHIA WELLSVILLE, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

ARAHOVA COMMUNICATIONS, INC.
ARAHOVA HOLDINGS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
BADGER HOLDING CORPORATION
BETTER TV, INC. OF BENNINGTON
BLACKSBURG/SALEM CABLEVISION, INC.
BRAZAS COMMUNICATIONS, INC.
BUENAVISION TELECOMMUNICATIONS, INC.
CABLE SENRY CORPORATION
CALIFORNIA AD SALES, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
CCC-III, INC.
CCC-INDIANA, INC.
CCH INDIANA, L.P.
By:	CCC-Indiana, its general partner
CDA CABLE, INC.
CENTURY ADVERTISING, INC.
CENTURY ALABAMA CORP
CENTURY ALABAMA HOLDING CORP.
CENTURY AUSTRALIA COMMUNICATIONS CORP.
CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC
By:	Century Cable Holding Corp., its sole member
CENTURY CABLE HOLDING CORP.
CENTURY CABLE MANAGEMENT CORPORATION
CENTURY CABLE OF SOUTHERN CALIFORNIA
CENTURY CABLEVISION HOLDINGS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CENTURY CAROLINA CORP.
CENTURY COLORADO SPRINGS CORP.
CENTURY COLORADO SPRINGS PARTNERSHIP
By:	Paragon Cable Television Inc., a general partner
CENTURY COMMUNICATIONS CORP.
CENTURY CULLMAN CORP.
CENTURY ENTERPRISE CABLE CORP.
CENTURY EXCHANGE, LLC
By:	Century Cable Holding Corp., its sole member
CENTURY FEDERAL, INC.
CENTURY GRANITE CABLE TELEVISION CORP.
CENTURY HUNTINGTON COMPANY
CENTURY INDIANA CORP.
CENTURY ISLAND ASSOCIATES, INC.
CENTURY ISLAND CABLE TELEVISION CORP.
CENTURY INVESTMENT HOLDING CORP.
CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.
CENTURY LYKENS CABLE CORP.
CENTURY MENDOCINO CABLE TELEVISION, INC.
CENTURY MISSISSIPPI CORP.
CENTURY MOUNTAIN CORP.
CENTURY NEW MEXICO CABLE TELEVISION CORP.
CENTURY NORWICH CORP.
CENTURY OHIO CABLE TELEVISION CORP.
CENTURY OREGON CABLE CORP.
CENTURY PACIFIC CABLE TV, INC.
CENTURY PROGRAMMING, INC.
CENTURY REALTY CORP.
CENTURY SHASTA CABLE TELEVISION CORP.
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.
CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI CALIFORNIA, L.P.
By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI HOLDINGS, LLC
By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.
CENTURY VOICE AND DATA COMMUNICATIONS, INC.
CENTURY WARRICK CABLE CORP.
CENTURY WASHINGTON CABLE TELEVISION, INC.
CENTURY WYOMING CABLE TELEVISION CORP.
CHELSEA COMMUNICATIONS, INC.
CHELSEA COMMUNICATIONS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CHESTNUT STREET SERVICES, LLC
By:	ACC Operations, Inc., its sole member
CLEAR CABLEVISION, INC.
CMA CABLEVISION ASSOCIATES VII, L.P.
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CORAL SECURITY, INC.
COWLITZ CABLEVISION, INC.

CP-MDU I LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CP-MDU II LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
E.& E. CABLE SERVICE, INC.
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
EASTERN VIRGINIA CABLEVISION, L.P.
By:	TMC Holdings Corporation, its general partner
EMPIRE SPORTS NETWORK, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FAE CABLE MANAGEMENT CORP.
FOP INDIANA, L.P.
By:	FrontierVision Cable New England, Inc., its general partner
FRONTIERVISION ACCESS PARTNERS, LLC
By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
FRONTIERVISION HOLDINGS L.L.C.
By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION HOLDINGS L.P.
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.L.C.
By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.P.
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION PARTNERS L.P.
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member
GLOBAL ACQUISITION PARTNERS, L.P.
By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
GLOBAL CABLEVISION II, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner
THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By:	ACC Operations, Inc., its sole member
GRAFTON CABLE COMPANY
GS CABLE LLC
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
GS TELECOMMUNICATIONS LLC
By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.
IMPERIAL VALLEY CABLEVISION, INC.
KALAMAZOO COUNTY CABLEVISION, INC.
KEY BISCAYNE CABLEVISION
By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
KOOTENAI CABLE, INC.
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
LOUISA CABLEVISION, INC.
MANCHESTER CABLEVISION, INC
MARTHA'S VINEYARD CABLEVISION, L.P.
By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member
MERCURY COMMUNICATIONS, INC.
MICKELSON MEDIA, INC.
MICKELSON MEDIA OF FLORIDA, INC.
MONUMENT COLORADO CABLEVISION, INC.
MOUNTAIN CABLE COMMUNICATIONS CORPORATION
MOUNTAIN CABLE COMPANY, L.P.
By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.
MT. LEBANON CABLEVISION, INC.
MULTI-CHANNEL T.V. CABLE COMPANY
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CABLE HOLDINGS, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CAPITAL CORPORATION
OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS COMMUNICATIONS, L.P.
By:	ACC Operations, Inc., its managing general partner
OLYMPUS SUBSIDIARY, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OWENSBORO-BRUNSWICK, INC.
OWENSBORO INDIANA, L.P.
By:	Century Granite Cable Television Corp., its general partner
OWENSBORO ON THE AIR, INC.
PAGE TIME, INC.
PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION
PARAGON CABLEVISION MANAGEMENT CORPORATION
PARNASSOS COMMUNICATIONS, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PARNASSOS HOLDINGS, LLC
By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PARNASSOS, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PERICLES COMMUNICATIONS CORPORATION
PULLMAN TV CABLE CO., INC.
RENTAVISION OF BRUNSWICK, INC.
RICHMOND CABLE TELEVISION CORPORATION
RIGPAL COMMUNICATIONS, INC.
ROBINSON/PLUM CABLEVISION
By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
SABRES, INC.
SCRANTON CABLEVISION, INC.
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.
SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.
SOUTHWEST VIRGINIA CABLE, INC.
S/T CABLE CORPORATION
STAR CABLE INC.
STARPOINT, LIMITED PARTNERSHIP
By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
SVHH CABLE ACQUISITION, L.P.
By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
SVHH HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE
By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
TELE-MEDIA COMPANY OF TRI-STATES L.P.
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC
By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
TELESTAT ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
THE MAIN INTERNETWORKS, INC.
THE WESTOVER T.V. CABLE CO., INCORPORATED
THREE RIVERS CABLE ASSOCIATES, L.P.
By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
And By: Mt. Lebanon Cablevision, Inc., a general partner
TIMOTHEOS COMMUNICATIONS, L.P.
By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
TMC HOLDINGS CORPORATION
TMC HOLDINGS, LLC
TRI-STATES, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
UCA LLC
By:	ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY
UPPER ST. CLAIR CABLEVISION, INC.
VALLEY VIDEO, INC.
VAN BUREN COUNTY CABLEVISION, INC.
WARRICK CABLEVISION, INC.
WARRICK INDIANA, L.P.
By:	CCC-III, Inc., its general partner
WELLSVILLE CABLEVISION, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
WESTERN NY CABLEVISION, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member
WESTVIEW SECURITY, INC.
WILDERNESS CABLE COMPANY
YOUNG'S CABLE TV CORP.
YUMA CABLEVISION, INC.
By:	/s/ VANESSA A. WITTMAN
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

SCHEDULE I

Name of Forfeited Managed Entity	Borrower Group*
Adelphia Cablevision Associates of Radnor, L.P.	Olympus Borrower Group
Adelphia Cablevision of West Palm Beach, LLC	Olympus Borrower Group
Adelphia Cablevision of West Palm Beach II, LLC	Olympus Borrower Group
Cablevision Business Services, Inc.	Century Borrower Group
Desert Hot Springs Cablevision, Inc.	Century Borrower Group
Henderson Community Antenna Television, Inc.	Olympus Borrower Group
Highland Carlsbad Cablevision, Inc.	Century Borrower Group
Highland Carlsbad Operating Subsidiary, Inc. (f\k\a Daniels Cablevision, Inc.)	Century Borrower Group
Highland Prestige Georgia, Inc.	Century Borrower Group
Highland Video Associates, L.P.	Olympus Borrower Group
Hilton Head Communications, L.P.	UCA Borrower Group
Ionian Communications, L.P.	UCA Borrower Group
Montgomery Cablevision Associates, L.P.	Olympus Borrower Group
Prestige Communications, Inc.	Century Borrower Group

*
As more fully set forth in Amendment No. 3 and Waiver to the DIP Credit Agreement (the "Amendment") to which this Schedule I is attached, in the event a Newco acquires the assets of a Forfeited Managed Entity, such Newco shall become a member of the Borrower Group that corresponds to the Borrower Group to which the Forfeited Managed Entity whose assets were so transferred to such Newco would have been allocated as set forth in this Schedule I. Capitalized terms used in this Schedule I and not otherwise defined in this Schedule I shall have the meanings set forth in the Amendment.

QuickLinks

SCHEDULE I